Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2026 Financial Results
•Record Third Quarter Revenue and Earnings Per Share Exceed Guidance Ranges
BANGKOK, Thailand – May 4, 2026 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 27, 2026.

Seamus Grady, Chairman and Chief Executive Officer of Fabrinet, said, “Our third quarter was exceptionally strong, delivering record financial results that exceeded our guidance ranges. Growth was supported by numerous ongoing and ramping programs that continue to provide meaningful tailwinds. We expect several new customer agreements, particularly in the datacom market, to further strengthen our growth trajectory as we move into the fourth quarter and beyond.”
Third Quarter Fiscal Year 2026 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2026 was $1,214.3 million, compared to $871.8 million for the third quarter of fiscal year 2025.
•GAAP net income for the third quarter of fiscal year 2026 was $125.2 million, compared to $81.3 million for the third quarter of fiscal year 2025.
•GAAP net income per diluted share for the third quarter of fiscal year 2026 was $3.45, compared to $2.25 for the third quarter of fiscal year 2025.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2026 was $134.9 million, compared to $91.2 million for the third quarter of fiscal year 2025.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2026 was $3.72, compared to $2.52 for the third quarter of fiscal year 2025.
Business Outlook
Based on information available as of May 4, 2026, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 26, 2026, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $1.25 billion to $1.29 billion.
•GAAP net income per diluted share is expected to be in the range of $3.48 to $3.63, based on approximately 36.3 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $3.72 to $3.87, based on approximately 36.3 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2026 Financial Results Call
When:	May 4, 2026
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2026. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on February 3, 2026. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; and legal and litigation costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	March 27, 2026	June 27, 2025
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$356,562	$306,425
Short-term investments	588,674	627,819
Trade accounts receivable, net of allowance for expected credit losses of $1,181 and $1,344, respectively	908,544	758,894
Inventories	875,988	581,015
Prepaid expenses	38,196	38,476
Other current assets	177,476	116,210
Total current assets	2,945,440	2,428,839
Non-current assets
Long-term restricted cash	694	—
Property, plant and equipment, net	524,973	380,640
Intangibles, net	2,392	2,156
Operating right-of-use assets	4,434	5,768
Deferred tax assets	17,266	13,406
Other non-current assets	13,787	623
Total non-current assets	563,546	402,593
Total Assets	$3,508,986	$2,831,432
Liabilities and Shareholders’ Equity
Current liabilities
Trade accounts payable	859,004	637,417
Fixed assets payable	65,307	40,781
Operating lease liabilities, current portion	1,462	1,792
Income tax payable	7,611	7,939
Accrued payroll, bonus and related expenses	30,845	24,566
Accrued expenses	36,418	30,630
Severance liabilities, current portion	1,981	—
Other payables	152,915	66,717
Total current liabilities	1,155,543	809,842
Non-current liabilities
Deferred tax liability	1,216	1,595
Operating lease liability, non-current portion	2,963	3,679
Severance liabilities	31,501	31,225
Other non-current liabilities	13,052	3,279
Total non-current liabilities	48,732	39,778
Total Liabilities	1,204,275	849,620
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 27, 2026 and June 27, 2025)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,717,065 shares and 39,602,152 shares issued as of March 27, 2026 and June 27, 2025, respectively; and 35,829,221 shares and 35,728,074 shares outstanding as of March 27, 2026 and June 27, 2025, respectively)	397	396
Additional paid-in capital	243,038	237,881
Less: Treasury shares (3,887,844 shares and 3,874,078 shares as of March 27, 2026 and June 27, 2025, respectively)	(365,287)	(360,056)
Accumulated other comprehensive income (loss)	(501)	10,294
Retained earnings	2,427,064	2,093,297
Total Shareholders’ Equity	2,304,711	1,981,812
Total Liabilities and Shareholders’ Equity	$3,508,986	$2,831,432

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 27, 2026	March 28, 2025	March 27, 2026	March 28, 2025
Revenues	$1,214,293	$871,799	$3,325,309	$2,509,635
Cost of revenues	(1,069,954)	(769,616)	(2,926,849)	(2,207,577)
Gross profit	144,339	102,183	398,460	302,058
Selling, general and administrative expenses	(24,295)	(22,063)	(69,822)	(65,300)
Restructuring and other related costs	—	(1,264)	—	(1,367)
Operating income	120,044	78,856	328,638	235,391
Interest income	7,421	10,145	25,393	32,392
Foreign exchange gain (loss), net	6,989	(2,675)	1,715	(5,728)
Other income (expense), net	(212)	(30)	(351)	(111)
Income before income taxes	134,242	86,296	355,395	261,944
Income tax expense	(9,029)	(5,006)	(21,628)	(16,624)
Net income	125,213	81,290	333,767	245,320
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(2,966)	3,350	(1,325)	9,647
Change in net unrealized gain (loss) on derivative instruments	(11,946)	1,790	(9,382)	907
Change in foreign currency translation adjustment	(28)	1,060	(88)	1,136
Total other comprehensive income (loss), net of tax	(14,940)	6,200	(10,795)	11,690
Net comprehensive income	$110,273	$87,490	$322,972	$257,010
Earnings per share
Basic	$3.49	$2.26	$9.32	$6.80
Diluted	$3.45	$2.25	$9.22	$6.75
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	35,828	35,914	35,809	36,094
Diluted	36,301	36,172	36,217	36,327

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
(in thousands of U.S. dollars)	March 27, 2026	March 28, 2025
Cash flows from operating activities
Net income for the period	$333,767	$245,320
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	48,761	39,223
(Gain) loss on disposal of property, plant and equipment and intangibles	45	(39)
Amortization of discount (premium) of short-term investments	(3,622)	(3,435)
Inventory obsolescence impairment	2,389	—
(Reversal of) allowance for expected credit losses	(163)	(374)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	(3,544)	4,067
Share-based compensation	26,369	24,903
Customer warrant	3,177	3,929
Deferred income tax expense (benefit)	(3,333)	(4,182)
Other non-cash expenses	285	82
Changes in operating assets and liabilities
Trade accounts receivable	(150,082)	(65,271)
Inventories	(297,362)	(68,132)
Other current assets and non-current assets	(77,518)	(2,357)
Trade accounts payable	225,741	79,196
Income tax payable	(328)	4,180
Accrued expenses	(5,539)	12,643
Other payables	91,155	(152)
Severance liabilities	2,663	2,131
Other current liabilities and non-current liabilities	8,897	1,540
Net cash provided by operating activities	201,758	273,272
Cash flows from investing activities
Purchase of short-term investments	(241,255)	(304,189)
Proceeds from maturities of short-term investments	282,697	122,129
Purchase of property, plant and equipment	(160,634)	(70,668)
Purchase of intangibles	(682)	(514)
Proceeds from disposal of property, plant and equipment	57	116
Net cash used in investing activities	(119,817)	(253,126)
Cash flows from financing activities
Repurchase of ordinary shares	(5,231)	(103,475)
Withholding tax related to net share settlement of restricted share units	(24,388)	(20,918)
Net cash used in financing activities	(29,619)	(124,393)
Net increase (decrease) in cash, cash equivalents and restricted cash	$52,322	$(104,247)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$306,425	$409,973
Increase (decrease) in cash, cash equivalents and restricted cash	52,322	(104,247)
Effect of exchange rate on cash, cash equivalents and restricted cash	(1,491)	1,179
Cash, cash equivalents and restricted cash at the end of period	$357,256	$306,905
Non-cash investing and financing activities
Construction, software and equipment-related payables	$65,307	$33,101

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same amounts shown in the consolidated statements of cash flows:

	As of
(in thousands of U.S. dollars)	March 27, 2026	March 28, 2025
Cash and cash equivalents	$356,562	$306,905
Restricted cash	694	—
Cash, cash equivalents and restricted cash	$357,256	$306,905

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars)	March 27, 2026		March 28, 2025		March 27, 2026		March 28, 2025
Revenues	$1,214,293		$871,799		$3,325,309		$2,509,635

Gross profit (GAAP)	$144,339	11.9%	$102,183	11.7%	$398,460	12.0%	$302,058	12.0%
Share-based compensation expenses	2,531		2,221		8,694		7,883
Gross profit (Non-GAAP)	$146,870	12.1%	$104,404	12.0%	$407,154	12.2%	$309,941	12.4%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars)	March 27, 2026		March 28, 2025		March 27, 2026		March 28, 2025
Revenues	$1,214,293		$871,799		$3,325,309		$2,509,635

Operating profit (GAAP)	$120,044	9.9%	$78,856	9.0%	$328,638	9.9%	$235,391	9.4%
Share-based compensation expenses	8,541		7,783		26,369		24,903
Legal and litigation costs	497		827		1,007		827
Severance payment and others	613		—		685		748
Restructuring and other related costs	—		1,264		—		1,367
Operating profit (Non-GAAP)	$129,695	10.7%	$88,730	10.2%	$356,699	10.7%	$263,236	10.5%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Nine Months Ended
	March 27, 2026		March 28, 2025		March 27, 2026		March 28, 2025
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$125,213	$3.45	$81,290	$2.25	$333,767	$9.22	$245,320	$6.75
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	2,531	0.07	2,221	0.06	8,694	0.24	7,883	0.22
Total related to cost of revenues	2,531	0.07	2,221	0.06	8,694	0.24	7,883	0.22
Related to selling, general and administrative expenses:
Share-based compensation expenses	6,010	0.16	5,562	0.16	17,675	0.48	17,020	0.47
Legal and litigation costs	497	0.02	827	0.02	1,007	0.03	827	0.02
Severance payment and others	613	0.02	—	—	685	0.02	748	0.02
Total related to selling, general and administrative expenses	7,120	0.20	6,389	0.18	19,367	0.53	18,595	0.51
Related to other income and expense:
Restructuring and other related costs	—	—	1,264	0.03	—	—	1,367	0.04
Total related to other income and expense	—	—	1,264	0.03	—	—	1,367	0.04
Total related to net income & EPS	9,651	0.27	9,874	0.27	28,061	0.77	27,845	0.77
Non-GAAP measures	$134,864	$3.72	$91,164	$2.52	$361,828	$9.99	$273,165	$7.52
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,301		36,172		36,217		36,327
Non-GAAP diluted shares		36,301		36,172		36,217		36,327

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended		Nine Months Ended
	March 27, 2026	March 28, 2025	March 27, 2026	March 28, 2025
Net cash provided by operating activities	$52,931	$74,186	$201,758	$273,272
Less: Purchase of property, plant and equipment	(63,760)	(28,518)	(160,634)	(70,668)
Non-GAAP free cash flow	$(10,829)	$45,668	$41,124	$202,604

FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 26, 2026
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$3.48 to $3.63
Related to cost of revenues:
Share-based compensation expenses	0.08
Total related to cost of revenues	0.08
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.16
Total related to selling, general and administrative expenses	0.16
Total related to net income & EPS	0.24
Non-GAAP net income per diluted share	$3.72 to $3.87